UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – May 30, 2019

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.01 per share, of

Extended Stay America, Inc. and

Class B Common Stock, par value

$0.01 per share, of ESH Hospitality, Inc., which are

attached and trade together as a Paired Share.

	STAY	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 30, 2019, Extended Stay America, Inc. (“Extended Stay”) held its 2019 Annual Meeting of Shareholders (the “Extended Stay Annual Meeting”). At the Extended Stay Annual Meeting, shareholders voted on the matters disclosed in Extended Stay’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2019 (the “Extended Stay Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the Extended Stay Annual Meeting, Extended Stay’s shareholders elected the persons listed below as directors to hold office until the 2020 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jonathan S. Halkyard	162,082,252	801,928	7,493,987
Douglas G. Geoga	162,103,018	781,162	7,493,987
Kapila K. Anand	160,871,808	2,012,372	7,493,987
Ellen Keszler	161,801,955	1,082,225	7,493,987
Jodie W. McLean	162,103,079	781,101	7,493,987
Thomas F. O’Toole	160,705,600	2,178,580	7,493,987
Richard F. Wallman	129,218,682	33,665,498	7,493,987

Item 2 – Advisory Vote on Executive Compensation

Extended Stay’s shareholders approved, on an advisory basis, the compensation paid to Extended Stay’s named executive officers as disclosed in the Extended Stay Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
157,481,619	5,135,587	266,974	7,493,987

Item 3 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

Extended Stay’s shareholders ratified the appointment of Deloitte & Touche LLP as Extended Stay’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
168,956,709	1,171,680	249,778	—

On May 30, 2019, ESH Hospitality, Inc. (“ESH REIT”) held its 2019 Annual Meeting of Shareholders (the “ESH REIT Annual Meeting”). At the ESH REIT Annual Meeting, shareholders voted on the matters disclosed in ESH REIT’s Proxy Statement filed with the Securities and Exchange Commission on April 25, 2019 (the “ESH REIT Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders were as follows:

Item 1 – Election of Directors

At the ESH REIT Annual Meeting, ESH REIT’s shareholders elected the persons listed below as directors to hold office until the 2020 annual meeting of shareholders or until their successors are duly elected and qualified:

Name	Votes For	Votes Withheld	Broker Non-Votes
Jonathan S. Halkyard	400,776,147	925,655	8,082,481
Douglas G. Geoga	400,762,695	939,107	8,082,481
Kapila K. Anand	399,018,203	2,683,599	8,082,481
Neil T. Brown	399,009,967	2,691,835	8,082,481
Bruce N. Haase	399,045,689	2,656,113	8,082,481
Steven E. Kent	398,129,476	3,572,326	8,082,481
Lisa Palmer	400,709,350	992,452	8,082,481

Item 2 – Advisory Vote on Executive Compensation

ESH REIT’s shareholders approved, on an advisory basis, the compensation paid to ESH REIT’s named executive officers as disclosed in the ESH REIT Proxy Statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
399,920,174	1,526,349	255,279	8,082,481

Item 3 – Ratification of Appointment of Deloitte & Touche LLP as Independent Registered Public Accounting Firm

ESH REIT’s shareholders ratified the appointment of Deloitte & Touche LLP as ESH REIT’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

Votes For	Votes Against	Abstentions	Broker Non-Votes
409,119,545	412,791	251,947	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: May 30, 2019	By:	/s/ Christopher N. Dekle
		Name:	Christopher N. Dekle
		Title:	General Counsel

ESH HOSPITALITY, INC.

Date: May 30, 2019	By:	/s/ Christopher N. Dekle
		Name:	Christopher N. Dekle
		Title:	General Counsel